[Graphic]
                       COLONIAL INCOME FUND ANNUAL REPORT

                               DECEMBER 31, 1998














        Not FDIC                      May Lose Value
        Insured                       --------------
                                      No Bank Guarantee

                        COLONIAL INCOME FUND HIGHLIGHTS

                      JANUARY 1, 1998 - DECEMBER 31, 1998

INVESTMENT OBJECTIVE: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities.

THE FUND IS DESIGNED TO OFFER:

     * High monthly income
     * Opportunity for growth over time
     * A portfolio of quality bonds

PORTFOLIO MANAGER COMMENTARY: "While 1998 was a volatile year for fixed-income investors, we were able to generate attractive returns for shareholders by actively managing the Fund's mix of investments. We took advantage of periods of strength in the U.S. Treasury and high-yield markets, as well as foreign government markets, to enhance the portfolio's yield and total return."
                                                              -- Richard Stevens

                        COLONIAL INCOME FUND PERFORMANCE

                                             CLASS A     CLASS B     CLASS C
Inception dates                              12/1/69     5/15/92      8/1/97
12-month distributions declared per share     $0.452      $0.402      $0.412
SEC yields on 12/31/98(1)                       5.21%       4.71%       4.87%
12-month total returns, assuming                8.13%       7.32%       7.48%(2)
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)
Net asset value per share on 12/31/98         $6.56      $6.56       $6.56


PORTFOLIO STRUCTURE(3)
(as of 12/31/98)
-------------------------------------------
Corporate Bonds ..................... 59.9%
U.S. Government Bonds ............... 21.6%
Preferred Stocks ....................  6.7%
Foreign Government Bonds ............  6.0%
Cash Equivalents ....................  5.2%
Other ...............................  0.6%


QUALITY BREAKDOWN(3)
(as of 12/31/98)
-------------------------------------------
AAA ................................. 32.8%
A ...................................  7.3%
BBB ................................. 39.5%
BB and Below ........................ 13.1%
Equity & Other ......................  7.3%

----------

(1) The 30-day SEC yields on 12/31/98 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 4.72%.
(2) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.
(3) Portfolio structure and quality breakdown are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no assurance that the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial           [Graphic]
Income Fund for the 12 months ended December 31, 1998.

Conditions for fixed-income investments varied considerably during the period. While overall the environment for bonds was positive, a variety of domestic and international factors created a volatile climate for bond fund investors. In the U.S., fears of inflation that existed early in the period all but vanished during the second half, as an increasing number of signs pointed toward a gradually slowing U.S. economy.

"Flight to quality" was a theme that repeated itself at various times during the period. Abroad, the economic and financial turmoil that began in Asia in the fall of 1997 gradually spread to other less-developed markets. As a result, investors worldwide were drawn to the relative safety and stability of U.S. Treasury bonds. While returns on fixed-income investments were positive, investor demand for quality and stability made U.S. Treasury bonds the biggest winners.

During the final months of the period, the Federal Reserve Board lowered interest rates, a move that helped reduce fears of a global economic slowdown. U.S. stock and bond markets were further encouraged when the world's largest industrial nations submitted proposals designed to stimulate the world's economies and help countries prevent financial panic.

Investment-grade bond funds continue to provide attractive levels of current income, good long-term growth prospects and an opportunity to diversify your core portfolio. Thank you for choosing Colonial Income Fund and for giving us the opportunity to serve your investment needs. Sincerely,


/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
February 11, 1999






Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                          PORTFOLIO MANAGEMENT REPORT

RICHARD STEVENS is portfolio manager of Colonial Income Fund and is vice president of Colonial Management Associates, Inc.

FUND'S DIVERSIFICATION STRATEGY GENERATED GOOD PERFORMANCE
In a challenging investment environment, the Fund maintained its core position in U.S. investment grade corporate bonds of over 50%. The remainder of the portfolio was invested in U.S. Treasury securities, domestic high-yield bonds, and foreign government and corporate securities. During the period, our ability to overweight these sectors when market conditions were favorable enhanced the Fund's yield, which contributed to total return and highlighted the advantage of diversification. During the first half of the year, corporate bonds in both the investment-grade and high-yield categories performed well. Foreign bonds issued by European countries benefited in anticipation of the European Monetary Union that took place on January 1, 1999. During the second half of the period, increased demand for U.S. Treasury bonds pushed up prices and generated attractive gains in this sector. As the period closed, both investment-grade and high-yield corporate bonds were showing strong signs of recovery.

The Fund's investment strategy generated a total return of 8.13% for Class A shares, based on net asset value for the 12-month period. This outperformed the Fund's Lipper peer group average, which posted a total return of 7.21% for the same time period.(4)

CORE PORTFOLIO FOCUSED ON FUNDAMENTALLY STRONG COMPANIES WITH
APPRECIATION POTENTIAL
We maintained our core portfolio of high-quality investment-grade corporate bonds. Using fundamental credit research to seek out undervalued securities, we identified industries or companies with appealing financial and operating characteristics that were not captured by their bond prices. For example, we invested in Hartford Life Inc. (2.76% of net assets) and John Hancock Mutual Life Insurance Co. (1.44% of net assets) during the height of the market turmoil. Because financial institutions suffered some of the largest price declines during this period, the bond prices of both companies fell significantly. However, both issuers had good operating and financial performance and neither issuer's business was meaningfully affected by deteriorating overseas economies. As a result, bond prices recovered and the Fund enjoyed a gain from these investments.

SELECTIVITY CRITICAL IN THE HIGH-YIELD SECTOR
High-yield corporate bonds represented about 13% of the Fund's net assets. While these securities performed well early in the year, we were selective in our investments. We favored higher quality, non-cyclical companies with decreasing debt levels and strong cash flow generation, which could provide a financial cushion during periods of slower growth. One example is Adelphia Communications (1.02% of net assets) a well-managed, seasoned cable TV distributor whose cash flows have been historically stable. This strategy worked well during the autumn months when prices of lower-quality, more economically sensitive bonds fell dramatically.

U.S. TREASURY BONDS BENEFITED FROM INCREASED DEMAND
We increased the Fund's investment in U.S. Treasury securities during the late summer months (20.82% of net assets). These holdings benefited the Fund when the Treasury market rallied strongly during August and September as investors around the world demanded both the high credit quality and liquidity of U.S. government securities. Prices rose dramatically as yields were pushed down to their lowest levels in almost 30 years.

FOREIGN MARKETS WERE MIXED
Foreign government bonds represented the smallest proportion of the Fund's assets (6.0% of net assets). Asia and emerging markets may present an opportunity in the future as those regions make progress towards fiscal and monetary recovery. We will continue to monitor these securities closely and may make purchases if conditions appear to be improving. European bond markets generally performed well during the year. We made a small investment in markets that we believe may enjoy future benefits from economic unification in Europe.

1999 OFFERS MODERATE ECONOMIC GROWTH
We expect moderate economic growth, continued low inflation and potentially lower interest rates during the months ahead. U.S. Treasury, investment-grade and high-yield corporate bonds would all benefit from this environment. Asian and emerging markets may present some opportunities and we will keep close watch over economic conditions overseas, as we'll consider investing only when we believe recovery is underway. We will continue to actively manage the portfolio's asset mix for the most attractive combination of long-term price appreciation potential, current income and manageable risk.





----------
(4) Source: Lipper, Inc. Lipper rankings are based on the Lipper Intermediate Investment Grade Debt Fund Universe. As of 12/31/98 the Fund ranked in the 2nd quartile (rated 79 out of 234 funds) on a one-year basis, in the 1st quartile (rated 20 out of 109 funds) on a five-year basis and in the 2nd quartile (rated 10 out of 25 funds) on a ten-year basis.

               COLONIAL INCOME FUND'S INVESTMENT PERFORMANCE VS.
              THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
              Change in Value of $10,000 from 12/31/88 - 12/31/98


   Colonial Income

   AS 0F DATE               NAV              POP              LEHMAN
   Dec 31, 88
   Mar 31, 89              10105              9625             10110
   Jun 30, 89              10652             10146             10923
   Sep 30, 89              10775             10264             11026
   Dec 31, 89              10762             10250             11423
   Mar 31, 90              10689             10181             11293
   Jun 30, 90              10921             10402             11699
   Sep 30, 90              10658             10152             11770
   Dec 31, 90              11047             10522             12370
   Mar 31, 91              11648             11095             12703
   Jun 30, 91              11990             11420             12895
   Sep 30, 91              12559             11962             13637
   Dec 31, 91              13123             12500             14364
   Mar 31, 92              13166             12541             14149
   Jun 30, 92              13649             13001             14722
   Sep 30, 92              14233             13557             15441
   Dec 31, 92              14283             13604             15453
   Mar 31, 93              15033             14319             16172
   Jun 30, 93              15457             14722             16658
   Sep 30, 93              15997             15237             17209
   Dec 31, 93              16003             15243             17158
   Mar 31, 94              15450             14716             16621
   Jun 30, 94              15158             14438             16414
   Sep 30, 94              15231             14507             16496
   Dec 31, 94              15349             14620             16556
   Mar 31, 95              16153             15386             17381
   Jun 30, 95              17235             16416             18509
   Sep 30, 95              17667             16828             18863
   Dec 31, 95              18464             17587             19742
   Mar 31, 96              18006             17151             19280
   Jun 30, 96              18012             17156             19371
   Sep 30, 96              18479             17601             19713
   Dec 31, 96              19127             18218             20315
   Mar 31, 97              18888             17991             20140
   Jun 30, 97              19623             18691             20873
   Sep 30, 97              20371             19403             21604
   Dec 31, 97              20786             19798             22297
   Mar 31, 98              21205             20198             22635
   Jun 30, 98              21634             20606             23228
   Sep 30, 98              22037             20991             24378
   Dec 31, 98              22475             21408             24410

              CHANGE IN VALUE OF $10,000 FROM 12/31/88 - 12/31/98
--------------------------------------------------------------------------------
              CLASS A                   CLASS B                  CLASS C
          NAV         POP           NAV         w/CDSC        NAV        w/CDSC
--------------------------------------------------------------------------------
        $22,475     $21,408       $21,401      $21,401      $22,286     $22,286
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12/31/98
--------------------------------------------------------------------------------
                          Class A             Class B           Class C
Inception                 12/1/69             5/15/92            8/1/97
                         NAV    POP         NAV   w/CDSC      NAV     w/CDSC
--------------------------------------------------------------------------------
1 year                   8.13%  2.99%       7.32%  2.32%      7.48%    6.48%
--------------------------------------------------------------------------------
5 years                  7.03   5.99        6.23   5.92       6.85     6.85
--------------------------------------------------------------------------------
10 years                 8.44   7.91        7.91   7.91       8.34     8.34
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to inception of the newer class shares would have been lower.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, are not professionally managed and it is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1998 (IN THOUSANDS)

BONDS & NOTES - 87.5%
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 59.0%                  PAR        VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 4.1%
   BUILDING CONSTRUCTION
   Centex Corp.,
                                7.375%    06/01/05        $ 2,100      $ 2,126
   Public Service Electric and Gas Co.,
                                9.125%    07/01/05          1,000        1,197
   Pulte Corp.,
                                8.375%    08/15/04          3,000        3,282
                                                                       -------
                                                                         6,605
                                                                       -------

--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 6.5%
   INSURANCE CARRIERS - 4.2%
   Hartford Life, Inc.,
                                7.650%    06/15/27          4,000        4,486
   John Hancock Mutual Life Insurance Co.,
                                7.375%    02/15/24 (a)      2,110        2,340
                                                                       -------
                                                                         6,826
                                                                       -------

   REAL ESTATE - 2.3%
   CenterPoint Properties Corp.,
                                6.750%    04/01/05          2,000        1,923
   Highwoods Realty, L.P.,
                                7.000%    12/01/06          2,000        1,889
                                                                       -------
                                                                         3,812


--------------------------------------------------------------------------------
MANUFACTURING - 11.7%
   FOOD & KINDRED PRODUCTS - 3.1%
   Stop & Shop Cos. Corp.,
                                9.750%    02/01/02          4,500        4,965
                                                                       -------

   MACHINERY & COMPUTER EQUIPMENT - 0.3%
   IMO Industries, Inc.,
                               11.750%    05/01/06            500          505
                                                                       -------

   MISCELLANEOUS MANUFACTURING - 3.4%
   AEI Resources, Inc.,
                               10.500%    12/15/05 (a)      1,000          980
   Tenneco, Inc.,
                                9.200%    11/15/12          3,000        3,682
   Thermadyne Holdings Corp.,
                                9.875%    06/01/08          1,000          930
                                                                       -------
                                                                         5,592
                                                                       -------



                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.                  PAR        VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   PAPER PRODUCTS - 0.2%
   Repap New Brunswick, Inc.,
                               10.625%    04/15/05        $   500      $   340
                                                                       -------

   PETROLEUM REFINING - 3.0%
   USX Corp.,
                                9.625%    08/15/03          3,000        3,377
   YPF Sociedad Anonima,
                                7.000%    10/26/02 (b)      1,455        1,448
                                                                       -------
                                                                         4,825
                                                                       -------

   PRINTING & PUBLISHING - 0.6%
   American Lawyer Media, Inc.,
                                9.750%    12/15/07          1,000        1,035
                                                                       -------

   RUBBER & PLASTIC - 0.5%
   Burke Industries, Inc.,
                               10.000%    08/15/07 (c)        850          824
                                                                       -------

   TRANSPORTATION EQUIPMENT - 0.6%
   LDM Technologies, Inc.,
                               10.750%    01/15/07          1,000        1,000
                                                                       -------

--------------------------------------------------------------------------------
MINING & ENERGY - 7.6%
   METAL MINING - 1.9%
   Noranda, Inc.,
                                8.125%    06/15/04          3,000        3,130
                                                                       -------

   OIL & GAS EXTRACTION - 5.7%
   Coastal Corp.,
                                9.750%    08/01/03          1,000        1,150
   Global Marine, Inc.,
                                7.125%    09/01/07          2,000        2,060
   HNG Internorth,
                                9.625%    03/15/06          2,000        2,378
   Magnum Hunter Resources, Inc.,
                               10.000%    06/01/07            400          336
   Occidental Petroleum Corp.,
                               11.125%    08/01/10          2,500        3,259
                                                                       -------
                                                                         9,183
                                                                       -------

--------------------------------------------------------------------------------
RETAIL TRADE - 5.1%
   GENERAL MERCHANDISE STORES - 2.8%
   ShopKo Stores, Inc.,
                                9.000%    11/15/04          4,000        4,482
                                                                       -------



                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------

   MISCELLANEOUS RETAIL - 2.3%
   Discover Credit,
                                9.070%     03/16/12        $ 3,000      $ 3,796
                                                                        -------

--------------------------------------------------------------------------------
SERVICES - 4.0%
   AMUSEMENT & RECREATION - 1.9%
   Boyd Gaming Corp.,
                                9.500%     07/15/07          1,000        1,000
   Hollywood Casino Corp.,
                               12.750%     11/01/03          2,000        2,130
                                                                        -------
                                                                          3,130
                                                                        -------

   BUSINESS SERVICES - 0.7%
   Unisys Corp.,
                               11.750%     10/15/04          1,000        1,160
                                                                        -------

   OTHER SERVICES - 1.4%
   ERAC USA Finance Co.,
                                9.125%     12/15/04 (a)      2,000        2,209
                                                                        -------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 20.0%
   AIR TRANSPORTATION - 3.1%
   Delta Air Lines, Inc.,
                               10.375%     02/01/11          3,000        3,841
   U.S. Air, Inc.,
                               10.375%     03/01/13          1,000        1,105
                                                                        -------
                                                                          4,946
                                                                        -------

   BROADCASTING - 0.6%
   Fox Family Worldwide, Inc.,
                                9.250%     11/01/07          1,000          988
                                                                        -------

   CABLE - 8.7%
   Adelphia Communications Corp.,
                                9.875%     03/01/07          1,500        1,661
   Comcast Cable Communications, Inc.,
                                8.375%     05/01/07          4,000        4,625
   Continental Cablevision, Inc.,
                                8.875%     09/15/05          5,000        5,711
   EchoStar Satellite Broadcasting Corp.,
     stepped coupon, (13.125% 03/15/00)
                                (d)        03/15/04          1,000          997
   EchoStar Communications Corp.,
                               12.500%     07/01/02          1,000        1,155
                                                                        -------
                                                                         14,149
                                                                        -------



                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.                  PAR        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - CONT.
   ELECTRIC SERVICES - 1.3%
   Houston Industries, Inc.,
                                9.375%     06/01/01        $ 2,000      $ 2,162
                                                                        -------

   GAS SERVICES - 2.4%
   Coastal Corp.,
                                9.625%     05/15/12          3,000        3,856
                                                                        -------

   MOTOR FREIGHT & WAREHOUSING - 0.4%
   Pierce Leahy Corp.,
                               11.125%     07/15/06            650          718
                                                                        -------

   TELECOMMUNICATIONS - 3.5%
   Metrocall, Inc.,
                               11.000%     09/15/08 (a)      1,000        1,005
   Nextel Communications, Inc.,
     stepped coupon, (9.750% 10/31/02)
                               (d)         10/31/07          1,500          915
   TCI Communications, Inc.,
                                9.800%     02/01/12          2,000        2,672
   Verio, Inc.,
                               11.250%     12/01/08 (c)      1,000        1,010
                                                                        -------
                                                                          5,602
                                                                        -------

   TOTAL CORPORATE FIXED-INCOME
     BONDS & NOTES (cost of $94,481)                                     95,840
                                                                        -------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.6%
--------------------------------------------------------------------------------
   Federal National Mortgage Association,
                                9.000%          2019-2020      715          760
                                                                        -------
   Government National Mortgage Association:
                               10.000%          2017-2019       27           29
                               10.500%          2016-2020      248          273
                               11.500%             2013         51           58
                               12.500%          2010-2013      151          171
                               13.000%             2011          6            7
                               14.000%             2011          5            6
                                                                        -------
                                                                            544
                                                                        -------
   U.S. Treasury Bonds:
                                8.750%    05/15/17           4,000        5,564
                               10.750%    08/15/05           9,000       12,004
                               11.625%    11/15/02 (e)       3,100        3,840
                                                                        -------
                                                                         21,408
                                                                        -------
   U.S. Treasury Notes,
                               10.375%    11/15/12 (f)       9,000       12,417
                                                                        -------



                             Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT &
   AGENCY OBLIGATIONS (cost of $35,121)                               $ 35,129
                                                                      --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 6.0%                        CURRENCY
--------------------------------------------------------------------------------
   Government of New Zealand,
                               10.000%   03/15/02    NZ     2,000        1,195
   United Kingdom Treasury:
                               10.000%   02/26/01    KB     2,315        4,223
                               10.000%   09/08/03    KB     2,130        4,337
                                                                      --------

TOTAL FOREIGN GOVERNMENT & AGENCY
   OBLIGATIONS (cost of $9,447)                                          9,755
                                                                      --------


CORPORATE CONVERTIBLE BONDS - 0.9%
--------------------------------------------------------------------------------
MINING & ENERGY - 0.9%
   OIL & GAS EXTRACTION
   HS Resources, Inc.,
   (cost of $1,536)            9.250%   11/15/06            1,500        1,433
                                                                      --------
TOTAL BONDS & NOTES (cost of $140,585)                                 142,157
                                                                      --------


PREFERRED STOCKS - 6.7%                                    SHARES
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
   CABLE - 0.7%
   CSC Holdings Ltd., PIK,
           11.125%                                             10        1,151
                                                                      --------

   ELECTRIC SERVICES - 4.9%
   Appalachian Power Co.,
    Series 8.250%                                              80        2,060
   ComEd Finance I,
    Series 8.480%                                              78        1,975
   HL&P Capital Trust I,
    Series 8.125%                                              70        1,816
   TU Electric Capital,
    TOPRS, 8.250%                                              80        2,065
                                                                      --------
                                                                         7,916
                                                                      --------
   GAS SERVICES - 1.1%
   TransCanada Pipelines Ltd.,
    Series 8.250%                                              70        1,811
                                                                      --------

TOTAL PREFERRED STOCKS (cost of $10,831)                                10,878
                                                                      --------



                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
WARRANTS (g) - 0.0%                                        SHARES        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
   TELECOMMUNICATION
   American Telecasting, Inc. (cost of $30)(h)                  1     $  (i)
                                                                      --------

TOTAL INVESTMENTS - 94.2% (cost of $151,446)(j)                        153,035
                                                                      --------


SHORT-TERM OBLIGATIONS - 5.2%                                PAR
--------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago Corp.,
   dated 12/31/98, due 01/04/99 at 4.750%,
   collateralized by U.S. Treasury notes with
   various maturities to 2015, market value
   $8,584 (repurchase proceeds $8,440)                    $ 8,436        8,436
                                                                      --------


FORWARD CURRENCY CONTRACTS - 0.1% (k)                                      104
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - 0.5%                                        877
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $162,452
                                                                      --------

                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $6,534 or 4.0% of net assets.
(b)  This is an Argentinean security. Par amount is stated in U.S. dollars.
(c) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond customary settlement time.
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e) This security, or a portion thereof, with a total market value of $2,478 is being used to collateralize the delayed delivery purchases indicated in note (c) above.
(f) This security, or a portion thereof, with a total market value of $11,038 is being used to collateralize the forward currency exchange contracts indicated in note (k) below.
(g)  Non-income producing.
(h) Represents fair value as determined in good faith under the direction of the trustees.
(i)  Rounds to less than one.
(j)  Cost for federal income tax purposes is the same.
(k) As of December 31, 1998, the Fund had entered into the following forward currency exchange contracts:


                                                              Net Unrealized
                                                               Appreciation
   Contracts          In Exchange          Settlement         (Depreciation)
  to Deliver              For                 Date                (U.S.$)
---------------       -------------        ----------         --------------
KB        5,197       US$     8,717         01/19/99                $ 115
NZ        2,340       US$     1,221         01/26/99                  (11)
                                                              --------------
                                                                    $ 104
                                                              ==============


Summary of Securities
by Country/Currency          Currency            Value        % of Total
--------------------------------------------------------------------------------
United States                                   $141,832          92.7
United Kingdom                  KB                 8,560           5.6
Argentina                                          1,448           0.9
New Zealand                     NZ                 1,195           0.8
                                                --------         -----
                                                $153,035         100.0
                                                ========         =====



Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.





See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $151,446)                                            $ 153,035
Short-term obligations                                                              8,436
                                                                                ---------
                                                                                  161,471
Unrealized appreciation on forward
  currency contracts                                                 $  115
Receivable for:
  Interest                                                            2,775
  Fund shares sold                                                      162
  Dividends                                                              96
Other                                                                    11         3,159
                                                                     --------   ---------
    Total Assets                                                                  164,630
LIABILITIES
Unrealized depreciation on forward
   currency contracts                                                    11
Payable for:
  Investments purchased                                               1,883
  Fund shares repurchased                                               264
Accrued:
  Deferred Trustees fees                                                  3
Other                                                                    17
                                                                     ------
    Total Liabilities                                                               2,178
                                                                                ---------
NET ASSETS                                                                      $ 162,452
                                                                                =========

Net asset value & redemption price per share -
Class A ($119,002/18,145)                                                       $    6.56 (a)
                                                                                =========
Maximum offering price per share - Class A
($6.56/0.9525)                                                                  $    6.89 (b)
                                                                                =========
Net asset value & offering price per share -
Class B ($40,828/6,226)                                                         $    6.56 (a)
                                                                                =========
Net asset value & offering price per share -
Class C ($2,622/400)                                                            $    6.56 (a)
                                                                                =========

COMPOSITION OF NET ASSETS
Capital paid in                                                                 $ 171,987
Undistributed net investment income                                                   247
Accumulated net realized loss                                                     (11,472)
Net unrealized appreciation on:
  Investments                                                                       1,589
  Foreign currency transactions                                                       101
                                                                                ---------
                                                                                $ 162,452
                                                                                =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.
See notes to financial statements.

                             STATEMENT OF OPERATIONS

(in thousands)
INVESTMENT INCOME
Interest                                                                         $ 12,539
Dividends                                                                             460
                                                                                ---------
     Total Investment Income (net of nonreclaimable foreign
     taxes withheld at source which amounted to $5)
                                                                                   12,999
EXPENSES
Management fee                                                       $  788
Service fee                                                             394
Distribution fee - Class B                                              280
Distribution fee - Class C                                                8
Transfer agent                                                          344
Bookkeeping fee                                                          65
Trustees fee                                                             15
Custodian fee                                                            12
Audit fee                                                                34
Legal fee                                                                 4
Registration fee                                                         33
Reports to shareholders                                                   4
Other                                                                    30
                                                                     ------
Total expenses                                                        2,011
Fees waived by the
  Distributor - Class C                                                  (2)        2,009
                                                                     ------     ---------
       Net Investment Income                                                       10,990
                                                                                ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                                          2,192
 Foreign currency transactions                                          (95)
                                                                     ------
      Net Realized Gain                                                             2,097

Change in unrealized appreciation (depreciation)
  during the period on:
 Investments                                                         (1,260)
 Foreign currency transactions                                           80
                                                                     ------
     Net Change in Unrealized Depreciation                                         (1,180)
                                                                                ---------
          Net Gain                                                                    917
                                                                                ---------
Increase in Net Assets from Operations                                           $ 11,907
                                                                                =========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                 Year ended December 31
                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS                 1998       1997 (a)
Operations:
Net investment income                         $  10,990     $ 10,727
Net realized gain                                 2,097        2,339
Net unrealized depreciation                      (1,180)        (299)
                                              ---------     --------
    Net Increase from Operations                 11,907       12,767
Distributions:
From net investment income - Class A             (8,233)      (8,496)
From net investment income - Class B             (2,303)      (2,177)
From net investment income - Class C                (65)          (3)
                                              ---------     --------
                                                  1,306        2,091
                                              ---------     --------
Fund Share Transactions:
Receipts for shares sold - Class A               13,276        5,109
Value of distributions reinvested - Class A       4,412        4,458
Cost of shares repurchased - Class A            (19,999)     (20,501)
                                              ---------     --------
                                                 (2,311)     (10,934)
                                              ---------     --------
Receipts for shares sold - Class B               12,139        6,652
Value of distributions reinvested - Class B       1,309        1,190
Cost of shares repurchased - Class B             (9,069)      (7,986)
                                              ---------     --------
                                                  4,379         (144)
                                              ---------     --------
Receipts for shares sold - Class C                4,795          237
Value of distributions reinvested - Class C          53            3
Cost of shares repurchased - Class C             (2,474)           -
                                              ---------     --------
                                                  2,374          240
                                              ---------     --------
Net Increase (Decrease) from
   Fund Share Transactions                        4,442      (10,838)
                                              ---------     --------
Total Increase (Decrease)                         5,748       (8,747)

NET ASSETS
Beginning of period                             156,704      165,451
                                              ---------    ---------
End of period (including
  undistributed net investment
  income of $247 and $171, respectively)      $ 162,452    $ 156,704
                                              ---------    ---------








(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.


                                              Year ended December 31
                                              ----------------------
(in thousands)                                    1998    1997 (a)
NUMBER OF FUND SHARES
Sold - Class A                                   2,033       800
Issued for distributions reinvested - Class A      676       697
Repurchased - Class A                           (3,063)   (3,217)
                                                ------    ------
                                                  (354)   (1,720)
                                                ------    ------
Sold - Class B                                   1,859     1,040
Issued for distributions reinvested - Class B      201       186
Repurchased - Class B                           (1,388)   (1,249)
                                                ------    ------
                                                   672       (23)
                                                ------    ------
Sold - Class C                                     735        37
Issued for distributions reinvested - Class C        8       (b)
Repurchased - Class C                             (380)        -
                                                ------    ------
                                                   363        37
                                                ------    ------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

                Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.17% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $10,666 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $44, $97,650, and $892 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C shares distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund had an agreement with its custodian bank under which custodian fees were reduced by balance credits of $162 applied during the year ended December 31, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $248,382,274, and $243,124,947, respectively, of which $71,692,846 and $69,218,844, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

              Gross unrealized appreciation                      $ 2,921,585
              Gross unrealized depreciation                       (1,333,042)
                                                                 -----------
                      Net unrealized appreciation                $ 1,588,543
                                                                 ===========

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
CAPITAL LOSS CARRYFORWARDS: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                               Capital loss
                expiration                             carryforward
              ---------------                       -------------------
                   1999                                $ 10,466,000
                   2002                                   1,007,000
                                                    -------------------
                                                       $ 11,473,000
                                                    ===================

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1998.

NOTE 6. RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to elect a Board of Trustees, amend fundamental investment policies regarding borrowing and lending, reclassify the fundamental investment policy regarding the purchase of illiquid securities, and to approve the policies for a master fund/feeder fund structure. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 24,414,613 shares of beneficial interest. The votes cast at the Meeting were as follows:

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------


                                                           AUTHORITY
                                           FOR             WITHHELD
                                           ---             --------
To Elect a Board of Trustees:
     Robert J. Birnbaum                 13,313,318         449,773
     Tom Bleasdale                      13,315,517         447,574
     John Carberry                      13,317,745         445,345
     Lora S. Collins                    13,321,528         441,563
     James E. Grinnell                  13,321,528         441,563
     Richard W. Lowry                   13,321,836         441,255
     Salvatore Macera                   13,320,528         442,583
     William E. Mayer                   13,321,554         441,537
     James L. Moody, Jr                 13,320,714         442,376
     John J. Neuhauser                  13,319,678         443,413
     Thomas E. Stitzel                  13,321,810         441,281
     Robert L. Sullivan                 13,323,069         440,021
     Anne-Lee Verville                  13,320,714         442,376

To amend fundamental investment policies regarding borrowing and lending.

              FOR                       AGAINST                ABSTAIN
              ---                       -------                -------
          10,608,285                    351,232                701,898

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

              FOR                       AGAINST                ABSTAIN
              ---                       -------                -------
          10,448,508                    498,610                714,296

To approve policies for a master fund/feeder fund structure.

              FOR                       AGAINST                ABSTAIN
              ---                       -------                -------
          10,490,597                    401,507                763,310

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:



                                                        Year ended December 31
                                                --------------------------------------
                                                                 1998
                                                Class A         Class B        Class C
                                                -------         -------        -------
Net asset value -
Beginning of period                             $ 6.500         $ 6.500        $ 6.500
                                                -------         -------        -------
        INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.455           0.405          0.415 (b)
Net realized and
unrealized gain (loss)                            0.057           0.057          0.057
                                                -------         -------        -------
   Total from Investment
      Operations                                  0.512           0.462          0.472
                                                -------         -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                             (0.452)         (0.402)        (0.412)
                                                -------         -------        -------
Net asset value -
   End of period                               $  6.560         $ 6.560        $ 6.560
                                               ========         =======        =======
Total return (d)                                   8.13%           7.32%          7.48% (e)
                                               ========         =======        =======


RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                       1.09%           1.84%          1.69% (b)
Net investment income (g)                          7.16%           6.41%          6.56% (b)
Portfolio turnover                                  161%            161%           161%
Net assets at end
of period (000)                                $119,002         $40,828        $ 2,622


(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) 1998 information is net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%. 1997 information is net of fees waived by the Distributor which amounted to $0.004 per share and 0.15%.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)  Annualized.

                         FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:



                                    Year ended December 31
                      ------------------------------------------------
                                            1997
                        Class A           Class B            Class C   (a)
                      -----------        ----------       ------------

                          $ 6.410           $ 6.410            $ 6.530
                      -----------        ----------         ----------

                            0.439             0.391              0.171 (b)

                            0.095             0.095             (0.032)(c)
                      -----------        ----------         ----------

                            0.534             0.486              0.139
                      -----------        ----------         ----------


                           (0.444)           (0.396)            (0.169)
                      -----------        ----------         ----------

                          $ 6.500           $ 6.500            $ 6.500
                      ===========        ==========         ==========
                             8.67%             7.87%              2.17% (e)(f)
                      ===========        ==========         ==========



                             1.11%             1.86%              1.71% (b)(h)
                             6.98%             6.23%              6.35% (b)(h)
                              281%              281%               281%

                        $ 120,336          $ 36,128              $ 240



                          FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:



                                                                     Year ended December 31
                                               ----------------------------------------------------------------
                                                           1996                                  1995
                                               Class A                Class B          Class A         Class B
                                               --------               --------         --------        --------
Net asset value -
   Beginning of period                         $  6.640               $  6.640         $  5.950        $  5.950
                                               --------               --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.460                  0.412            0.472           0.425
Net realized and
unrealized gain (loss)                           (0.240)                (0.240)           0.698           0.698
                                               --------               --------         --------        --------
   Total from Investment
      Operations                                  0.220                  0.172            1.170           1.123
                                               --------               --------         --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                             (0.450)                (0.402)          (0.480)         (0.433)
                                               --------               --------         --------        --------
Net asset value -
   End of period                               $  6.410               $  6.410         $  6.640        $  6.640
                                               ========               ========         ========        ========
Total return (a)                                   3.59%                  2.82%           20.30%          19.42%
                                               ========               ========         ========        ========


RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.10% (b)              1.85% (b)        1.09% (b)       1.84% (b)
Net investment income                             7.12% (b)              6.37% (b)        7.45% (b)       6.70% (b)
Portfolio turnover                                 253%                   253%              85%             85%
Net assets at end
of period (000)                                $129,681               $ 35,770         $143,834        $ 38,203


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.



                    Year ended December 31
                ------------------------------
                            1994
                 Class A              Class B
                ---------             --------

                $   6.720             $  6.720
                ---------             --------

                    0.487                0.440

                   (0.761)              (0.761)
                ---------             --------

                   (0.274)              (0.321)
                ---------             --------


                   (0.496)              (0.449)
                ---------             --------

                $   5.950             $  5.950
                =========             ========
                    (4.09)%              (4.82)%
                =========             ========




                    1.11%                1.86%
                    7.80%                7.05%
                      16%                  16%

                $ 129,560             $ 22,805



                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF COLONIAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Income Fund (the "Fund") (a series of Colonial Trust I), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.



----------
(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                HOW TO REACH US
                              BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............ press  1

For account information ............................................. press  2

To speak to a service representative ................................ press  3

For yield and total return information .............................. press  4

For duplicate statements or new supply of checks .................... press  5

To order duplicate tax forms and year-end statements ................ press  6
(February through May)

To review your options at any time during your call ................. press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Income Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.







* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[LIBERTY LOGO] L I B E R T Y
               COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR

               Liberty Funds Distributor (C) 1999
               One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
               Visit us at www.libertyfunds.com    IF-02/342G-1298 (2/99) 99/126